	Agility Multi-Asset Income Fund
	Schedule of Investments
	As of December 31, 2020 (Unaudited)

Strategy	Investments	Original Acquisition Date	Shares	Cost	Fair Value
	Investment Funds - 106.24%
	Exchange Traded Funds - 9.76%
Equity - 9.76%
	First Trust North American Energy Infrastructure Fund	8/31/2018	284,478	$6,632,288	$5,965,504
	iShares Preferred & Income Securities ETF	3/19/2020	229,183	6,265,192	8,825,837
	Total Exchange Traded Funds			12,897,480	14,791,341
	Mutual Funds - 14.45%
	Fixed Income - 14.45%
	GMO Emerging Country Debt Fund	10/13/2015	519,872	14,290,428	13,745,404
	Harbor High-Yield Bond Fund	12/19/2016	821,202	8,171,069	8,162,749
	Total Mutual Funds			22,461,497	21,908,153
	Private Investment Funds¹ - 82.03%
	Fixed Income - 69.25%
	AG REDI, Ltd.*	12/2/2019	6,634	6,633,983	4,494,167
	ArrowMark Income Opportunity Fund QP, Ltd.	1/4/2017	17,997	16,815,289	15,552,287
	Beach Point Dynamic Income Offshore Fund, Ltd.*	4/1/2014	12,605	14,922,749	21,621,645
	Good Hill Overseas Fund Ltd*	2/1/2016	5,268	5,955,835	7,868,883
	MAM Corporate Loan Feeder Fund	6/1/2018	9,817	9,817,010	9,916,707
	Melody Special Situations Offshore Credit Fund L.P.*	11/1/2017	N/A	9,231,734	9,755,070
	Napier Park ABS Income Fund (Cayman) LP*	2/5/2020	N/A	9,500,000	7,606,824
	Shenkman Opportunistic Credit Fund, Ltd.*	7/1/2018	14,901	15,000,000	18,453,574
	Värde Credit Partners (Offshore), Ltd.*	3/2/2020	9,500	9,500,000	9,696,157
				97,376,600	104,965,314
	Multi Strategy - 7.90%
	Hudson Bay International Fund Ltd.*	8/1/2019	10,000	10,000,000	11,979,542

	Reinsurance - 4.88%
	Aeolus Property Catastrophe Keystone PF Fund L.P.*	1/3/2017	7,924	7,889,837	7,395,389
	Total Private Investment Funds			115,266,437	124,340,245
	Short-Term Investments - 4.96%
	Money Market Funds - 4.96%
	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.01%[2]		6,719,663	6,719,663	6,719,663
	UMB Money Market Fiduciary, 0.01%[2]		800,000	800,000	800,000
	Total Short-Term Investments			7,519,663	7,519,663
Total Investments (Cost $158,145,077) - 111.20%					168,559,402
	Liabilities in excess of other assets - (11.20%)				(16,972,322)
	Net Assets - 100%				$151,587,080

*	Non-income producing security
[1]	Private Investment Funds are restricted securities and deemed to be illiquid in nature as defined by the Securities and Exchange Commission.
[2]	The rate is the annualized seven-day effective yield at year end.

See accompanying notes to schedule of investments.

Agility Multi-Asset Income Fund
Schedule of Investments - Continued
As of December 31, 2020 (Unaudited)
Investment Funds by Strategy (as a percentage of net assets)
Investment Funds
Exchange Traded Funds
Equity	9.76%
Mutual Funds
Fixed Income	14.45%
Private Investment Funds
Fixed Income	69.25%
Multi Strategy	7.90%
Reinsurance	4.88%
Total Private Investment Funds	82.03%
Total Investment Funds	106.24%
Short-Term Investments
Money Market Funds	4.96%
Total Investments	111.20%
Liabilities in excess of other assets	(11.20)%
Total Net Assets	100.00%

See accompanying notes to schedule of investments.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments

December 31, 2020 (Unaudited)

Note 1 – Valuation of Investments

The Fund values its investments in Investment Funds that are publicly traded on an active exchange or that prepare and publish a daily net asset value per share (“Mutual Funds and ETFs”) and its investments in securities that trade on active exchanges at fair value and its investments in private Investment Funds (“Private Investment Funds”) in accordance with procedures established in good faith by the Board using net asset value per share. The fair value of Mutual Funds is based on reported net asset value per share, and the fair value of ETFs and investments in securities is based on quoted market prices at the close of trading on the active exchanges on which the securities are traded on the reporting date. The fair value of a Private Investment Fund ordinarily will be the net asset value of that Private Investment Fund determined and reported by the Private Investment Fund in accordance with the valuation policies established by the Private Investment Fund and/or its investment manager, absent information indicating that such net asset value does not represent the fair value of the Private Investment Fund. The Fund could reasonably expect to receive the net asset value of its interests from the Private Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“ASC 820”) permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment made by the Fund by strategy can be found in the tables within the Schedule of Investments.

Due to the nature of the investments held by the Private Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Private Investment Funds and the fair value of the Fund’s interests in the Private Investment Funds. Furthermore, changes to the liquidity provisions of the Private Investment Funds may significantly impact the fair value of the Fund’s interests in the Private Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Private Investment Fund’s reported valuation does not represent fair value. If it is determined that the Private Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the three month period ended December 31, 2020, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have a Private Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such a Private Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments - Continued

December 31, 2020 (Unaudited)

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions, or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by Commodity Futures Trading Commission (“CFTC”) Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to Fund investors (“Shareholders”), nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered Commodity Pool Operators. Although the Adviser is registered as a “commodity trading advisor” with the CFTC, it will operate the Fund pursuant to CFTC Rule 4.14(a)(8). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

Note 2 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•	Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments - Continued

December 31, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of December 31, 2020 is as follows:

Description	Total Fair Value at 12/31/2020	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value
Assets
Exchange Traded Funds
Equity	$14,791,341	$14,791,341	$—	$—	$—
Mutual Funds
Fixed Income	21,908,153	21,908,153	—	—	—
Private Investment Funds (1)	124,340,245	—	—	—	124,340,245
Money Market Funds	7,519,663	7,519,663
Total Assets	$168,559,402	$44,219,157	$—	$—	$124,340,245

(1)	Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.